UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Soliciting Material Pursuant to Section 240.14a-12

Union Bankshares, Inc.

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Union Bankshares, Inc.

20 Lower Main Street

PO Box 667

Morrisville, VT 05661

(802) 888-6600

April 17, 2009

Dear Shareholder,

The 118th Annual Meeting of the Shareholders of Union Bankshares, Inc. will be held Wednesday, May 20th at 3:00 p.m. at the offices of Union Bank, located at 20 Lower Main Street, Morrisville, Vermont. You are cordially invited to attend. Enclosed are a Notice of Annual Meeting, a Proxy Statement and a Proxy Card for voting your shares.

2008 and, thus far, 2009 have been a very interesting and historical period for the banking industry. Multiple initiatives have been set in place by the U.S. Treasury to assist the financial industry as well as the economy in general. We will provide an overview of many of these initiatives at the annual meeting to help you, our shareholder, have a better understanding of the issues and our actions in response to them.

Enclosed with this mailing is a copy of the Annual Report of Union Bankshares, Inc. and its wholly owned subsidiary, Union Bank, for the year ended December 31, 2008. The report includes a letter to shareholders, audited consolidated financial statements and footnotes, summary of financial highlights, management’s discussion and analysis of financial results, and other information about the Company.

This year you can also find our proxy materials posted on a special internet website, as explained more fully in the Notice of Internet Availability section of the attached Notice of Annual Meeting.

Your attendance and vote at the annual meeting are important. We hope you will join us immediately following the meeting for an informal gathering of shareholders, directors and bank officers.

Sincerely,

Kenneth D. Gibbons

President and CEO

Union Bankshares, Inc.

NOTICE OF

2009 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, MAY 20, 2009

To the Shareholders of

Union Bankshares, Inc.:

The Annual Meeting of Shareholders of Union Bankshares, Inc. will be held at 3:00 p.m., local time, on Wednesday, May 20, 2009, at the banking offices of Union Bank, 20 Lower Main Street, Morrisville, Vermont, for the following purposes:

1.

To fix the number of directors at nine for the ensuing year and to elect nine directors (or such lesser number as circumstances may warrant), all of whom will serve for one year terms and until their successors are elected and qualified; and

2.

To consider and act upon any other business that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 31, 2009 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournment of the meeting.

Important Notice of Internet Availability of Proxy Materials for 2009 Annual Meeting of Shareholders: In accordance with the rules of the Securities and Exchange Commission, this notice of meeting and proxy statement, the accompanying proxy card and our Annual Report to Shareholders for the year ended December 31, 2008 (1) are being mailed to you in paper form and (2) are available on the internet in a downloadable, printable and searchable format and may be accessed at http://www.cfpproxy.com/6393.

By Order of the Board of Directors,

Robert P. Rollins

Secretary

Morrisville, Vermont

April 17, 2009

YOUR VOTE IS IMPORTANT

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON. SHOULD YOU ATTEND THE MEETING YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

TABLE OF CONTENTS

PROXY STATEMENT	1
INFORMATION ABOUT THE MEETING	1
Why have I received these materials?	1
Who is entitled to vote at the annual meeting?	1
How do I vote my shares at the annual meeting?	1
Can I change my vote after I return my proxy card?	2
Can I vote in person at the meeting instead of voting by proxy?	2
What does it mean if I receive more than one proxy card?	2
What is a broker nonvote?	2
What constitutes a quorum for purposes of the annual meeting?	3
What vote is required to approve matters at the annual meeting?	3
Do broker nonvotes affect the outcome of shareholder votes?	3
How does the Board recommend that I vote my shares?	3
How are proxies solicited?	4
Who pays the expenses for soliciting proxies?	4
SHARE OWNERSHIP INFORMATION	4
Share Ownership of Management and Principal Holders	4
Section 16(a) Beneficial Ownership Reporting Compliance	6
PROPOSAL 1: TO ELECT DIRECTORS	6
Directors’ Compensation	7
Attendance at Directors’ Meetings	9
Director Independence	9
Board Committees and Corporate Governance	9
Audit Committee	10
Compensation Committee	10
Board Nominating Functions	10
Shareholder Recommendations for Board Nominations	11
Codes of Ethics	11
Attendance at Annual Meeting of Shareholders	12
Communicating with the Board	12
Transactions with Management and Directors	12
Compensation Committee Interlocks and Insider Participation	12
Vote Required to Approve Proposal 1	12
AUDIT COMMITTEE REPORT	13
COMPENSATION COMMITTEE REPORT	14
EXECUTIVE OFFICERS	17
EXECUTIVE COMPENSATION	18
Stock-Based Compensation	19
Outstanding Equity Awards at December 31, 2008	20
Defined Benefit Pension Plan	20
Defined Contribution Pension Plan	21
Deferred Compensation Plans	21
INDEPENDENT AUDITORS	22
Audit Fees	23
Audit Committee Preapproval Guidelines	23
SHAREHOLDER PROPOSALS	23
OTHER MATTERS	24
APPENDIX A - Audit Committee Charter	A—1
APPENDIX B - Compensation Committee Charter	B—1

UNION BANKSHARES, INC.

20 Lower Main Street

Morrisville, VT 05661

(802) 888-6600

PROXY STATEMENT

Annual Meeting of Shareholders

May 20, 2009

INFORMATION ABOUT THE MEETING

Why have I received these materials?

We are sending this proxy statement and proxy card on behalf of the Board of Directors to solicit your vote on matters to be voted on at the annual meeting of the shareholders of Union Bankshares, Inc. (the “Company,” “we” or “our”) to be held at 3:00 p.m. local time on Wednesday, May 20, 2009, at the offices of our subsidiary, Union Bank at 20 Lower Main Street, Morrisville, Vermont. This proxy statement and proxy card are accompanied by the Company’s Annual Report to Shareholders for the year ended December 31, 2008, which contains the Company’s audited consolidated financial statements and footnotes. These materials were first sent to our shareholders on or about April 17, 2009. You are cordially invited to attend the annual meeting and are asked to vote on the proposal to elect nine directors for the ensuing year.

Who is entitled to vote at the annual meeting?

Only holders of record of the Company’s common stock, $2.00 par value per share, as of the close of business on March 31, 2009 (the record date for the meeting), will be entitled to vote at the annual meeting. On March 31, 2009, there were 4,469,881 shares of the Company’s common stock outstanding, and each such share is entitled to one vote on each matter presented for vote at the annual meeting. At this time, the only matter we are aware of that will be presented for vote at the meeting is the election of directors.

How do I vote my shares at the annual meeting?

If you are a shareholder of record of the Company’s common stock, you may complete and sign the accompanying proxy card and return it in the enclosed postage paid envelope. You are a shareholder of record if you hold your stock in your own name on the Company’s shareholder records maintained by our transfer agent, Registrar and Transfer Co. of Camden, New Jersey.

“Street name” shareholders of common stock, who wish to vote at the annual meeting will need to obtain a proxy form from the institution that holds their shares and follow the instructions on that form. Street name shareholders are shareholders who hold their common stock indirectly, through a bank, broker or other nominee.

Can I change my vote after I return my proxy card?

Yes, after you have submitted a proxy, you may change your vote at any time before the proxy is exercised at the annual meeting.

Shareholders of record may change their vote by submitting a written notice of revocation or a proxy bearing a later date. You may file a notice of revocation or request a new proxy by contacting our transfer agent, Registrar and Transfer Co., at the following address or toll free telephone number: Registrar and Transfer Co., Attn: Investor Relations Dept., 10 Commerce Drive, Cranford, NJ 07016, (800) 368-5948. You may also contact our Assistant Corporate Secretary, JoAnn Tallman, for assistance at the address and telephone number shown on the cover of this proxy statement.

“Street name” shareholders who wish to change their vote should contact the institution that holds their shares and follow the applicable procedures prescribed by the institution.

Can I vote in person at the meeting instead of voting by proxy?

Yes, a ballot will be available at the annual meeting for shareholders of record who wish to vote in person. However, we encourage you to complete and return the enclosed proxy card to be certain that your shares are represented and voted, even if you should be unable to attend the meeting in person. If you wish, you may revoke your previously given proxy at the annual meeting and vote by ballot instead.

If you hold your shares through a bank, broker or other nominee, you must obtain a legal proxy from the bank, broker or nominee in order to vote your shares in person at the meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered differently in more than one account (for example, “John Doe” and “J. Doe”). To ensure that all your shares are voted, you should complete, sign and return all proxy cards. We encourage you to register all your accounts in the same name and address. You may do so by contacting our transfer agent, Registrar and Transfer Co., at the following address or toll free telephone number: Registrar and Transfer Co., Attn: Investor Relations Dept., 10 Commerce Drive, Cranford, NJ 07016, (800) 368-5948. You may also contact our Assistant Corporate Secretary, JoAnn Tallman, for assistance at the address and telephone number shown on the cover of this proxy statement.

What is a broker nonvote?

Under stock exchange rules and brokerage industry practices, a broker may generally vote the shares it holds for customers on routine matters, but requires voting instructions from the customer on other, nondiscretionary matters. A broker nonvote occurs when a broker votes less than all of the shares it holds of record for any reason, including with respect to nondiscretionary matters where customer instructions have not been received. The “missing” votes in such a case are broker nonvotes.

Since the election of directors at the annual meeting is uncontested, that matter is considered to be a routine matter for purposes of a broker’s discretionary voting authority under current stock exchange rules.

What constitutes a quorum for purposes of the annual meeting?

The presence at the annual meeting in person or by proxy of the holders of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum for the transaction of business. Proxies marked as “WITHHOLD AUTHORITY” on the election of directors will be treated as present at the meeting for purposes of determining a quorum.

Broker nonvotes are counted for determining a quorum on routine matters (such as an uncontested election of directors), since the broker is entitled to vote those shares under its discretionary authority. On any matter considered to be nonroutine, broker nonvotes would not be considered shares entitled to be voted by the broker without voting instructions from the beneficial owner, and therefore would not be counted in determining a quorum. There are no nonroutine matters proposed by management for action at the annual meeting.

What vote is required to approve matters at the annual meeting?

The election of directors at the annual meeting requires the affirmative vote of a plurality of the votes cast. That means that the nominees who receive the highest number of vote totals for the number of vacancies to be filled will be elected as directors. Therefore, a vote to withhold authority for any nominee or the entire slate will not affect the outcome of the election unless there are more nominees than there are vacancies to be filled.

If any other matter should be presented at the meeting, approval of such matter would require that more votes be cast in favor than opposed. As noted above, management of the Company is not aware at this time of any matter that may be submitted to vote of the shareholders at the annual meeting other than the election of directors.

Do broker nonvotes affect the outcome of shareholder votes?

Broker nonvotes are not considered to be “votes cast.” Because election of directors is not the subject of an election contest and is by plurality vote, broker nonvotes at the annual meeting will not affect the outcome of the election of directors. On some nonroutine matters (none of which will be considered at the annual meeting), such as certain charter amendments and mergers, the applicable vote required to approve the matter may be based on a specified percentage of the outstanding shares. In such a case, broker nonvotes would have the same effect as a vote against the matter.

How does the Board recommend that I vote my shares?

The Board of Directors recommends that you vote FOR the proposal to set the number of directors for the ensuing year at nine and to elect the nine nominees listed in this proxy statement.

The proxy card gives you the ability to vote FOR, or WITHHOLD AUTHORITY from voting, as to the entire slate of directors, or as to individual nominee(s). If you vote by proxy, your shares will be voted in the manner you indicate on the proxy card.

If you sign and return your proxy card but do not specify how you want your shares to be voted, the persons named as proxy holders on the proxy card will vote your shares FOR the entire slate of directors and in accordance with the recommendations of the Board of Directors on any other matters that may be presented for vote of shareholders at the meeting.

How are proxies solicited?

Proxies are being solicited by mail. Proxies may also be solicited by directors, officers or employees of the Company or Union Bank, in person or by telephone, facsimile, or electronic transmission. Those individuals will not receive any additional compensation for such solicitation.

Who pays the expenses for soliciting proxies?

The Company pays the expenses for soliciting proxies for the annual meeting. These expenses include costs relating to preparation, mailing and returning of proxies. In addition, we may reimburse banks, brokers or other nominee holders for their expenses in sending proxy materials to the beneficial owners of our common stock.

SHARE OWNERSHIP INFORMATION

Share Ownership of Management and Principal Holders

The following table shows the number and percentage of outstanding shares of the Company’s common stock owned beneficially as of March 31, 2009 by:

•

each incumbent director and nominee for director of the Company;

•

each executive officer named in the 2008 Summary Compensation Table included elsewhere in this proxy statement;

•

all of the Company’s directors, nominees and executive officers as a group; and

•

each person (including any “group,” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934), known to the management of the Company to own beneficially more than 5% of the Company’s outstanding common stock.

Except as otherwise indicated in the footnotes to the table, the named individuals possess sole voting and investment power over the shares listed.

Shareholder or Group	Shares Beneficially Owned		Percent of Class
Directors, Nominees and/or Executive Officers
Cynthia D. Borck	5,279	(1)	.12
Steven J. Bourgeois	1,388	(2)	.03
Kenneth D. Gibbons	62,909	(3)	1.41
Franklin G. Hovey, II	603,928	(4)(11)	13.51
Richard C. Marron	6,465	(5)	.14
Marsha A. Mongeon	1,583	(6)	.04
Robert P. Rollins	8,133.18
Richard C. Sargent	582,243	(7)	13.03
David S. Silverman	1,525	(8)	.03
John H. Steel	7,500	(9)	.17
Schuyler W. Sweet	5,200	(10)	.12

All Directors, Nominees and Executive Officers a Group	1,286,153		28.77

Other 5% or more Shareholders
Genevieve L. Hovey Trust	422,908	(11)	9.46
Susan Hovey Mercia	603,713	(11)(12)	13.51
Walter M. Sargent Revocable Trust	366,936	(13)	8.20

(1)	Ms. Borck has shared voting and investment power over 102 of the shares listed.
(2)	Mr. Bourgeois has shared voting and investment power over all shares listed.
(3)

Mr. Gibbons has shared voting and investment power over 28,389 of the shares listed. Includes 6,000 shares Mr. Gibbons has the right to acquire under presently exercisable incentive stock options and 34,980 shares pledged as collateral to secure loans from two nonaffiliated banks.

(4)	Mr. Hovey, II has shared voting and investment power over 596,534 of the shares listed, including the 422,908 shares held in the Genevieve L. Hovey Trust.
(5)

Mr. Marron has shared voting and investment power over all but 1,265 of the shares listed. Includes 1,550 shares held in an Individual Retirement Account (IRA) for the benefit of Mr. Marron’s wife, as to which shares he disclaims beneficial ownership.

(6)	Ms. Mongeon has shared voting and investment power over 375 of the shares listed. Includes 750 shares Ms. Mongeon has the right to acquire under presently exercisable incentive stock options.
(7)

Mr. Sargent has shared voting power over 582,028 of the shares listed. The total includes 162,000 shares held by the Copley Fund, a charitable trust of which Mr. Sargent serves as co-trustee. Mr. Sargent does not have any beneficial interest in the fund and disclaims beneficial ownership of all 162,000 shares held by the fund. The total also includes 366,936 shares held by the Walter M. Sargent Revocable Trust, of which Mr. Sargent and members of his family are beneficiaries and of which he is a co-trustee.

(8)

Mr. Silverman has shared voting and investment power over 175 of the shares listed. Includes 600 shares held in an IRA for the benefit of Mr. Silverman’s wife. Includes 750 shares Mr. Silverman has the right to acquire under presently exercisable incentive stock options.

(9)	Mr. Steel’s total includes 1,500 shares held as custodian for his children under the Uniform Transfers to Minors Act. Mr. Steel has shared voting power over 2,000 of the shares listed.
(10)	All shares are held in the Schuyler W. Sweet 2000 Revocable Trust, of which Mr. Sweet is settlor and trustee.
(11)

Mr. Hovey, II and his sister, Susan Hovey Mercia, are co-trustees and beneficiaries of the Genevieve L. Hovey Trust. Mr. Hovey and Ms. Mercia share voting and investment power over the shares held by the trust and all such shares are included in the share totals in this table for both Mr. Hovey, II and Ms. Mercia. Each of them disclaims beneficial interest in one half of such shares, in which the other has a pecuniary interest.

(12)	Ms. Mercia has shared voting and investment power over 596,533 of the shares listed, including the 422,908 shares held in the Genevieve L. Hovey Trust.
(13)

All 366,936 shares are included in the share total disclosed elsewhere in this table as beneficially owned by Richard C. Sargent, who is a co-trustee of the Trust and of which he and members of his family are beneficiaries.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and ten percent or more shareholders to file with the Securities and Exchange Commission (“SEC”) reports of their ownership and changes in ownership of the Company’s equity securities and to furnish the Company with copies of all such reports. Based solely on its review of copies of Section 16 reports received by it, or on written representations from certain reporting persons that no filings were required for them, the Company believes that during 2008 all Section 16(a) filing requirements applicable to its officers, directors and ten percent or more shareholders were complied with.

PROPOSAL 1: TO ELECT DIRECTORS

The Company’s Amended and Restated Articles of Association and Bylaws provide for a Board of at least three directors, with the exact number to be fixed by the shareholders at each annual meeting. The Board of Directors currently consists of nine individuals and the Board has recommended that the shareholders again fix the number of directors for the ensuing year at nine, or such lesser number as circumstances require should any of the nominees be unable to serve. Each of the incumbent directors will stand for election to a one year term.

The table below contains certain biographical information about each of the incumbent directors standing for reelection to the Board.

Name and Age	Served as Director Since (1)	Principal Occupation for Past Five Years

Cynthia D. Borck, 58	1995	Vice President, Union Bankshares, Inc. and Executive Vice President, Union Bank (2) Morrisville, VT

Steven J. Bourgeois, 60	2005

Chief Executive Officer and Principal Owner,

Strategic Initiatives for Business LLC

St. Albans, VT (business consulting), 2002-present.

Previously, Regional President, Banknorth-Vermont,

Burlington, VT and President and Chief Executive Officer,

Franklin-Lamoille Bank, St. Albans, VT

Kenneth D. Gibbons, 62	1989	President and Chief Executive Officer, Union Bankshares, Inc. and Union Bank Morrisville, VT

Franklin G. Hovey, II, 59	1999	President, Hovey Enterprises, Inc. St. Johnsbury, VT (real estate)

Richard C. Marron, 71	1998	Owner, Town and Country Motor Lodge Stowe, VT

Robert P. Rollins, 70	1983	Retired Insurance Agent; Investments and real estate holdings Hyde Park, VT

Name and Age	Served as Director Since (1)	Principal Occupation for Past Five Years

Richard C. Sargent, 70	1982	Attorney at Law, Richard Sargent Law Office Morrisville, VT

John H. Steel, 59	2002	Owner, President and Treasurer, Steel Construction, Inc. Stowe, VT

Schuyler W. Sweet, 61	2008	Owner and Manager, Stony River Properties, LLC Littleton, NH (equipment leasing and property management)

(1)	Does not include prior service with Union Bank and/or Citizens Savings Bank and Trust Company (merged into Union Bank in May, 2003). Each incumbent director is also a director of Union Bank.
(2)	Retired effective June 30, 2008.

Directors’ Compensation

Directors’ fees, committee fees and Advisory Board member fees are determined annually by the Company’s Board of Directors for the Company and Union Bank. The appropriateness of the fees paid is reviewed on a periodic basis by the Compensation Committee or the Company Board based on published surveys, consultant recommendations and knowledge of other financial institutions’ director compensation practices. The annual increase in the directors’ fees is normally the same percentage as the overall wage percentage increase for the Bank’s employees.

All directors of the Company receive an annual retainer of $7,977 but do not receive any fees for attendance at regular or special meetings of the Board. Directors who serve on the Company’s Compensation Committee are paid an annual retainer of $1,000 while the chair of the committee is paid $1,500. Directors who serve on the Company’s Audit Committee are paid an annual retainer of $1,000, while the chair is paid $1,500. All members of the Audit Committee are paid a $50 per meeting fee for regularly scheduled meetings (7 in 2008) and $200 per meeting for special meetings (1 in 2008). The Audit Committee member who sits on the Company’s Disclosure Control Committee, which meets quarterly, also receives an annual retainer of $1,500.

Each director of the Company also serves as a director of Union Bank. Nonemployee directors of Union Bank receive an annual retainer of $6,154 and a per meeting fee of $610. Nonemployee directors of the Bank who serve on the Bank’s Trust Committee (the Bank Board’s only committee) receive an annual retainer of $1,000.

During 2008, Mr. Gibbons, who is a full-time employee of the Bank, served as a director of both the Company and Union Bank, and received the annual retainer fee for serving on the Company’s Board. Mr. Gibbons was not separately compensated for his service as a director of Union Bank. All Company director fees paid to Mr. Gibbons are disclosed in the Summary Compensation Table and footnotes contained elsewhere in this proxy statement under the caption “EXECUTIVE COMPENSATION—2008 Summary Compensation Table.”

Ms. Borck, a director of both the Company and Union Bank, retired on June 30, 2008 as Executive Vice President of Union Bank and Vice President of the Company. Ms. Borck received an annual retainer fee for serving on the Company’s Board during 2008, and after her retirement, she also received a prorated retainer of $3,077 for service on Union Bank’s Board during the second half of 2008. Following her retirement Ms. Borck also received per meeting fees for her service on the Trust Committee of Union Bank, in accordance with the Bank’s normal compensation practices for nonemployee directors.

Directors may also serve on one of the Bank’s three regional advisory boards, for St. Johnsbury or St. Albans, Vermont or Littleton, New Hampshire. Nonemployee directors who serve on any of these advisory boards receive a per meeting fee of $250.

Company directors are eligible to participate in the Executive Nonqualified Excess Plan. The plan is a defined contribution plan designed to provide a means by which participants may elect to defer receipt of current compensation from the Company or its subsidiary in order to provide retirement or other benefits as selected in the individual adoption agreements. Mr. Gibbons and Ms. Borck chose to participate in the plan during 2008. Additional information about the plan is contained elsewhere in this proxy statement under the caption “EXECUTIVE COMPENSATION—Deferred Compensation Plans.”

One nonemployee director is currently receiving annual payouts under the Company’s 2008 Amended and Restated Nonqualified Deferred Compensation Plan and is entitled to future annual payments. One other nonemployee director and one employee director are participants in the plan and are entitled to future annual payments. The Company has purchased insurance on the lives of the participants for the purpose of recouping in the future the benefit payments made under the plan. Additional information about the plan is contained elsewhere in this proxy statement under the caption “EXECUTIVE COMPENSATION—Deferred Compensation Plans.”

Except as described above, the Company’s nonemployee directors were not eligible to receive any other form of compensation during 2008.

The following table lists the annual cash compensation paid to the Company’s nonemployee directors during 2008:

2008 Director Compensation Table

Name	Fees Earned or Paid in Cash ($) (1)	All Other Compensation ($)		Total ($)

Cynthia D. Borck (2)	$18,875	$ 0		$ 18,875
Steven J. Bourgeois	31,821	3,000	(3)	34,821
Franklin G. Hovey, II	31,021	3,000	(3)	34,021
Richard C. Marron	30,571	0		30,571
Robert P. Rollins	31,821	75,500	(4)	107,321
Richard C. Sargent	30,521	0		30,521
John H. Steel	30,021	0		30,021
Schuyler W. Sweet	26,281	3,000	(3)	29,281

(1)	Includes fees paid for services on the Boards of Directors and committees of both the Company and Union Bank.
(2)

Includes all fees earned by Ms. Borck for service as a director, including the portion of the annual retainer for service as a Company Director earned prior to her retirement as an executive officer on June 30, 2008. Ms. Borck deferred $7,977 of her director fees into the Company’s Executive Nonqualified Excess Plan.

(3)	Regional Advisory Board Fees.
(4)	Annual benefit payment under the Company’s 2008 Amended and Restated Nonqualified Deferred Compensation Plan.

Attendance at Directors’ Meetings

During 2008, the Company’s Board of Directors held 11 regular meetings and no special meetings. All incumbent directors attended at least 82% of the aggregate of all such meetings and meetings of Board committees of which they were members. In addition to serving on the Company’s Board, all of the Company’s incumbent directors also serve on the Board of Directors of Union Bank, which meets at least twice monthly.

Director Independence

The Board of Directors has determined that each of the directors, except Mr. Gibbons and Ms. Borck, are independent within the meaning of The NASDAQ Stock Market LLC (NASDAQ) rules for listed companies, due to their status as current or former employees of the Company. Under these rules, a director is generally not considered to be independent if he or she has a material relationship with the listed company that would interfere with the exercise of independent judgment. An employment relationship with the Company or the Bank within the past three years is deemed to constitute such a material relationship.

Board Committees and Corporate Governance

As further described below, the Company’s Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Company does not have a standing nominating committee; rather, all independent directors on the Board serve the function of such a committee.

Audit Committee. The Audit Committee comprises directors Robert Rollins (Chair), Steven Bourgeois and Richard Marron. NASDAQ rules for listed companies and applicable securities laws require that the Company have an Audit Committee consisting of at least three directors, each of whom is independent. NASDAQ rules also require that all members of a listed company’s audit committee be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement, and require that at least one member of the committee qualify as “financially sophisticated,” based on past employment experience in finance or accounting, professional accounting certification or other comparable experience or background. Similarly, SEC rules require that at least one member of the Audit Committee qualify as a “financial expert.” The Board of Directors, in its discretion, and based on all of the information available to it, has determined that each of the members of the Audit Committee is independent under applicable legal standards and that Mr. Bourgeois, a former community bank President and Chief Executive Officer, is “financially sophisticated” within the meaning of the NASDAQ rules and is an “audit committee financial expert” within the meaning of applicable SEC rules.

The Audit Committee is responsible for selecting the independent auditors and determining the terms of their engagement, for reviewing the reports of the Company’s internal and external auditors, for monitoring the Company’s adherence to accounting principles generally accepted in the United States of America and for overseeing the quality and integrity of the accounting, auditing and financial reporting practices of the Company and its system of internal controls. In addition, the Audit Committee has established procedures for the confidential reporting of complaints (including procedures for anonymous complaints by employees) on matters of accounting, auditing or internal controls. A copy of the Audit Committee’s charter, as revised in 2008, is attached to this proxy statement as Appendix A.

During 2008, the Company’s Audit Committee met 8 times. A report of the Audit Committee on its 2008 activities is included elsewhere in this proxy statement under the caption “AUDIT COMMITTEE REPORT.”

Compensation Committee. The Compensation Committee comprises directors Richard Sargent (Chair), Franklin Hovey, II and Robert Rollins. The Board has determined that each of such directors is independent under applicable NASDAQ rules for listed companies. The Compensation Committee evaluates, reviews and makes decisions or recommendations on executive salary levels, bonuses, stock option awards and benefit plans. The Compensation Committee adopted a written charter during 2008, which is attached to this proxy statement as Appendix B.

During 2008, the Compensation Committee met 6 times. A report of the Compensation Committee is set forth elsewhere in this proxy statement under the caption “COMPENSATION COMMITTEE REPORT.”

Board Nominating Functions. In lieu of a separate committee, the functions of a nominating committee are performed by all of the Company’s independent directors (all directors other than Mr. Gibbons and Ms. Borck, who are current and former executive officers of the Company and Union Bank, respectively). The Board has elected not to establish a separate nominating committee at this time in order to obtain the widest possible input on the nominations process from all of the independent, nonmanagement directors.

The independent directors have adopted a resolution addressing the process for director nominations, including recommendations by shareholders and minimum qualifications for director nominees. In accordance with these criteria, directors and director candidates should possess the following attributes:

•

Strong personal integrity;

•

Previous leadership experience in business or administrative activities;

•

Ability and willingness to contribute to board activities, committees, and meetings;

•

Willingness to apply sound and independent business judgment;

•

Loyalty to the Company and concern for its success;

•

Awareness of a director’s role in the Company’s corporate citizenship and image;

•

Willingness to assume broad, fiduciary responsibility;

•

Familiarity with the Company’s service area; and

•

Qualification as an independent director under applicable NASDAQ rules for listed companies.

In reviewing the composition of the Board and potential Board nominees, the directors are also mindful of the requirement that at least a majority of the directors must be independent under NASDAQ criteria for listed companies, and of the requirement under SEC rules and NASDAQ listed company criteria that at least one member of the Audit Committee must have the qualifications and skills necessary to be considered an “audit committee financial expert.”

Shareholder Recommendations for Board Nominations

Shareholders of record wishing to recommend individuals to the independent directors for consideration as possible director nominees should submit the following information, in writing, at least ninety days before the annual meeting of shareholders: the name, address and share ownership of the shareholder making the recommendation; the proposed nominee’s name, address, biographical information and number of shares beneficially owned (if available); and any other information that the recommending shareholder believes may be pertinent to assist in evaluating the nominee. The information should be delivered in person to the Assistant Corporate Secretary, JoAnn Tallman, at the main office of Union Bank, 20 Lower Main Street, Morrisville, Vermont, or mailed to: Chairman, Union Bankshares, Inc., P.O. Box 1346, Morrisville, VT 05661. The independent directors will use the same criteria to evaluate an individual recommended by a shareholder as they do other potential nominees. The recommending shareholder will be notified of the action taken on his or her recommendation.

Any beneficial owner of shares who is not a shareholder of record who wishes to recommend a person for consideration as a board nominee must make appropriate arrangements with such owner’s (record) nominee holder to submit the recommendation through such nominee.

During the course of evaluating a potential nominee, the independent directors may contact him or her for additional background and other information as they deem advisable, and may choose to interview the potential nominee in an effort to determine his or her qualifications under the specified criteria, as well as their understanding of director responsibilities. The independent directors will then determine if they will recommend the nominee to the shareholders. No person will be nominated unless he or she consents in writing to the nomination and to being named in the Company’s proxy statement and agrees to serve, if elected.

Codes of Ethics

The Board expects all of its directors, officers and employees to maintain the highest standards of professionalism and business ethics. All directors, officers and employees are required to adhere to the Company’s Code of Ethics, which is contained in the Union Bank Employee Handbook. That Code of Ethics is filed with the SEC as exhibit 14.2 to the Company’s 2008 Annual Report on Form 10-K. In addition, President and CEO Kenneth Gibbons and Vice President, Treasurer and CFO Marsha Mongeon are subject to a separate Code of Ethics for Senior Financial Officers and the Chief Executive Officer. That Code of Ethics is filed with the SEC as exhibit 14.1 to the Company’s 2008 Annual Report on Form

10-K. The Company’s Annual Reports on Form 10-K and other periodic reports for the current and previous years are available on the SEC’s website at www.sec.gov.

Attendance at Annual Meeting of Shareholders

The Board of Directors has adopted a policy stating that incumbent directors and nominees are expected to attend the Annual Meeting of Shareholders, absent exigent circumstances, such as illness, family emergencies and unavoidable business travel. Last year, all nine incumbent directors attended the annual meeting.

Communicating with the Board

Shareholders who wish to do so may communicate in writing with the Board of Directors, its committees, or individual directors regarding matters relating to the Company’s business operations, financial condition or corporate governance. Any such communication should be addressed to the Board of Directors, or Board committee or individual director, as applicable, c/o Union Bankshares, Inc., P.O. Box 1346, Morrisville, VT 05661. The correspondence will be forwarded to the addressee for review and response, as appropriate in the circumstances.

Transactions with Management and Directors

Some of the incumbent directors and executive officers of the Company, and some of the corporations and firms with which these individuals are associated, are customers of Union Bank in the ordinary course of business, or have loans outstanding from such bank, and it is anticipated that they will continue to do business with Union Bank in the future. All loans to such persons or entities were made in the ordinary course of business, do not involve more than normal risk of collectibility or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions by Union Bank with unaffiliated persons, although directors were generally allowed the lowest interest rate given to others on comparable loans.

Compensation Committee Interlocks and Insider Participation

The Company is not aware of the existence of any interlocking relationships between the senior management of the Company and that of any other company.

Vote Required to Approve Proposal 1

Unless authority is withheld, proxies solicited hereby will be voted to fix the number of directors at nine and in favor of each of the nine nominees listed above to serve a one year term expiring at the 2010 annual meeting of shareholders, or until their successors are elected and qualify. If for any reason not now known by the Company any of such nominees should not be able to serve, proxies will be voted for a substitute nominee or nominees designated by the Board of Directors, or will be voted to fix the number of directors at fewer than nine and for fewer than nine nominees, as the Board may deem advisable in its discretion.

Election of directors is by a plurality of the votes cast.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors (“Board”), the Audit Committee of Union Bankshares, Inc. (the “Company”) assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

The Audit Committee is comprised of Mr. Rollins (Chairman), Mr. Marron and Mr. Bourgeois, each of whom served as a member of the Committee during the entire calendar year of 2008. The Board of Directors has determined that each member of the Committee satisfies the independence requirements of the NASDAQ listing standards, that each member of the Committee is financially literate, knowledgeable and qualified to review financial statements, and that Mr. Bourgeois has the attributes of an “audit committee financial expert” as defined by the regulations of the SEC.

The Audit Committee has reviewed and discussed both with management and with UHY LLP, the Company’s independent auditor, the Company’s audited consolidated financial statements as of and for the year ended December 31, 2008. The Audit Committee has also discussed with management its assertion on the design and effectiveness of the Company’s internal control over financial reporting as of December 31, 2008. Management has the responsibility for the preparation of the Company’s consolidated financial statements and for assessing the effectiveness of internal control over financial reporting; the independent auditor has the responsibility for the audit of the consolidated financial statements. The independent auditor reports directly to the Audit Committee, which meets with the auditor on a regular basis, in separate executive sessions when appropriate. In 2008, the Audit Committee met eight times.

The Audit Committee has reviewed and discussed the Company’s December 31, 2008 audited consolidated financial statements with management and with the Company’s independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be communicated to the Audit Committee in accordance with professional standards. The Audit Committee has received the written disclosures from the independent auditors required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors communications with the Audit Committee concerning independence, and has discussed with the independent auditors their independence. The Committee has determined that the services performed by UHY LLP, are compatible with maintaining that firm’s independence in connection with serving as the Company’s independent auditors. A description of the fees billed to the Company for the services of the independent auditors for 2008 reporting is included in the proxy statement under the caption “INDEPENDENT AUDITORS.”

Relying on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC.

Submitted by the Union Bankshares, Inc. Audit Committee

Robert P. Rollins (Chair)

Steven J. Bourgeois

Richard C. Marron

COMPENSATION COMMITTEE REPORT

The Compensation Committee (the “Committee”) of the Board of Directors of Union Bankshares, Inc. (the “Company”) is made up of three nonemployee directors, Franklin Hovey, II, Robert Rollins, and Richard Sargent (Chair). Each of the members of the Committee was determined by the Board to be independent within the meaning of applicable listing standards of the NASDAQ stock exchange.

During 2008, the Company did not have any salaried employees at the holding company level, but the Company’s executive officers received compensation in their capacity as employees of the Company’s subsidiary, Union Bank (“Union”). The Committee’s recommendations on compensation of the executive officers were, therefore, implemented by the Board of Directors of Union, rather than the Company. However, during 2008, the same individuals served as directors of the Company and Union with the exception of Schuyler Sweet who served on the Union Board for all of 2008 and on the Company Board starting on May 21, 2008.

Kenneth D. Gibbons served as President and CEO of the Company and Union and as a director of the Company and Union throughout 2008. Cynthia D. Borck served as a director of the Company and Union throughout 2008, and as Vice President of the Company and as Executive Vice President of Union until her retirement as an employee of Union effective June 30, 2008. Marsha A. Mongeon served as Vice President, Treasurer and Chief Financial Officer of the Company and as Senior Vice President and Treasurer of Union throughout 2008. David S. Silverman served as Vice President of the Company since his appointment on May 21, 2008 and as Senior Vice President of Union throughout 2008, with the promotion to Senior Loan Officer on May 21, 2008.

Salary and performance reviews for executive officers are normally done on an annual basis in January of each year. The Committee and Union Board attempt to structure compensation packages for executive officers that will assist in attracting and retaining competent senior management and will provide appropriate rewards for both personal and bank performance. Short-term incentive programs and, at certain levels, stock-based, long-term compensation, are also utilized as a means to increase senior management’s focus on future growth in corporate earnings and shareholder value.

In determining appropriate executive salary and benefit compensation levels, the Committee and Union Board engaged Amalfi Consulting, LLC (“Amalfi”) in 2008 to review executive compensation at Union and to recommend potential improvements regarding existing practices. This review consisted of a comparison of the compensation levels and program design features of Union with a selected peer group. An Amalfi consultant held onsite interviews with executive and other selected officers of Union to gather key strategic and compensation data. This data was compared with the compensation levels and practices of the peer group. From this, recommendations were made regarding specific compensation levels for those in the study group and those with similar positions. Most of the officers in this group fell within the recommended compensation level. There were a few who were under the recommended compensation level, and adjustments to salaries were made effective in 2009. The Amalfi review also made recommendations regarding long-term compensation practices, including alternative stock option program designs. These recommendations have not yet been acted upon.

In addition to the analysis conducted by Amalfi, Union utilizes data available from the FDIC, Bank Analysis Center, the accounting firm of Berry, Dunn, McNeil & Parker and other vendors to assess and compare compensation practices. The Committee and Union Board also considered salary surveys prepared by other companies which specialize in compiling compensation and benefit packages for banks. Based on prior practices and recommendations, the Company continues to offer a plan which will allow for the granting of incentive stock options to a group of executive officers of the Company and/or Union (including the Company’s three executive officers; Mr. Gibbons, Ms. Mongeon and Mr. Silverman).

In January 2008, President and CEO Gibbons met with the Board of Directors of Union for his annual review and the Compensation Committee presented its compensation recommendation to the full Union Board. At that time Mr. Gibbons’ salary was increased from an annual rate of $221,672 to $230,539, representing an increase of 4.0%. In determining Mr. Gibbons’ 2008 salary level, the Board of Directors of Union and the Committee considered the Company’s and Union’s financial performance for 2007. Return on average equity of 13.60%, return on average assets of 1.47% and an efficiency ratio of 63.88% for the Company were attained. The ratios were considered favorable considering the state of the economy and peer bank performance. In considering Mr. Gibbons’ overall compensation, the Committee and Union Board also considered the fees he received for serving as director of the Company ($7,670 in 2007) as well as the use of a bank owned vehicle.

Consistent with the approach taken in compensating Mr. Gibbons, it has been the policy of the Compensation Committee to establish salary and benefit levels for other executive officers, including Ms. Borck, Ms. Mongeon and Mr. Silverman. This has been done in a manner designed to reflect the individual’s performance and contributions to the overall profitability of the Company. Ms. Borck received an annualized salary increase from $123,705 to $128,655, a 4.0% increase, Ms. Mongeon received a salary increase from $118,000 to $122,700, a 4.0% increase, and Mr. Silverman received a salary increase from $112,000 to $116,500, a 4.0% increase. The overall compensation for Ms. Borck took into consideration the compensation she received as a director for the Company ($7,670 in 2007). The overall compensation for Mr. Silverman took into consideration the use of a bank owned vehicle.

In April 2008, certain senior Union officers were awarded a discretionary cash bonus based on the Bank’s and their individual performances for 2007. Ms. Borck, Ms. Mongeon and Mr. Silverman each received a $3,000 bonus. In July 2008, Mr. Gibbons was awarded a discretionary cash bonus of $17,500, which represented 0.6% of the net income earned by Union in the first six months of 2008. Payment of a midyear discretionary bonus to the CEO based on subsidiary level net income for the first six months of the fiscal year is consistent with Union’s practice in previous years. Mr. Gibbons’ 2007 midyear bonus represented a similar percentage of Union’s net income for the first six months of 2007 (0.7% in 2007). This bonus has been paid only to Mr. Gibbons in light of his unique role as President and CEO of the Company and Union. Mr. Gibbons, Ms. Mongeon and Mr. Silverman also participated in the bank wide discretionary bonus program in which all Union employees received a percentage of their salary as determined by Union’s Board of Directors. For 2008 this amounted to 3.0% of base salary, paid in November 2008 to employees of Union, including Mr. Gibbons and other senior executives.

At the May 21, 2008 Company Annual Meeting, the stockholders of Union Bankshares, Inc. approved the 2008 Incentive Stock Option Plan of Union Bankshares, Inc. and Subsidiary, as the 1998 Plan expired at that meeting. Under the 2008 plan, eligible employees are selected by the Committee from time to time to receive stock options, as provided in the plan. The Committee made the decision in 2008 not to extend any stock option awards under the Company’s 1998 or 2008 Incentive Stock Option Plans.

Consistent with the Company’s desire to provide a competitive compensation package and for all employees to maintain the standard of living in retirement they have built during their working career, the Company maintains a defined benefit pension plan, a 401(k) plan and two nonqualified deferred compensation plans. See “Executive Compensation” section for further details.

All full-time and regularly scheduled part-time employees of Union are able to participate on a voluntary basis in the Union Bank 401(k) Plan after meeting eligibility requirements. Union also provides a discretionary employer matching contribution. In 2008, this discretionary match equaled 50% of the first 6% of voluntary deferrals, up to the plan’s maximum match allowed of $6,900 for 2008. All named officers participated in the 401(k) plan in 2008. In 2008, Mr. Gibbons received a matching contribution of $6,900, Ms. Borck received a matching contribution of $1,930 (through June 30, 2008), Ms. Mongeon received a matching contribution of $3,791, and Mr. Silverman received a matching contribution of $3,599.

Because of regulatory limitations relating to both the Company’s Defined Benefit Pension and Employee Savings [401(k)] Plans on the amount of deferrals or benefits our executives can make to or receive from the plans, the Company, since 1983, has invited certain officers to participate in nonqualified deferred compensation plan(s). All of the Company’s executive officers participated in one or both of the plans during 2008. Above market or preferential earnings on compensation that has been deferred on a nonqualified tax basis is disclosed in the 2008 Summary Compensation Table.

In 2008, the Committee directed that a work group be established to bring the 1990 Nonqualified Deferred Compensation Plan into compliance with Section 409A of the Internal Revenue Code, which addresses nonqualified deferred compensation plans. This work group comprised the Treasurer and Human Resources Officer of Union, an attorney who specializes in nonqualified plans, a representative of the Principal Financial Group, whom the Company and Union had already worked with in connection with design and adoption of the 2006 Executive Nonqualified Excess Plan, and a financial advisor from Hickok and Boardman Financial Services Group. The Committee and the Boards of the Company and Union approved the amendment and restatement of the 1990 Nonqualified Deferred Compensation Plan to bring it into 409A compliance, and amended the 2006 Executive Nonqualified Excess Plan to provide consistency in distribution options under the two plans. Refer to “Deferred Compensation” section for further details.

At the Company’s Board of Directors meeting on May 21, 2008, the Board approved the amended Compensation Committee Charter. This charter outlines the purpose, composition, and duties and responsibilities of the Committee.

In reliance on the reviews and discussion referred to above, the Committee recommended to the Company’s Board of Directors, and the Board has approved, that the Compensation Committee Report be included in the Company’s Annual Report on Form 10-K for the year ending December 31, 2008 for filing with the Securities and Exchange Commission, and in this Proxy Statement.

Submitted by the Union Bankshares, Inc. Compensation Committee

Richard C. Sargent (Chair)

Franklin G. Hovey, II

Robert P. Rollins

EXECUTIVE OFFICERS

The following table sets forth certain information regarding all individuals who served as executive officers of the Company during 2008:

Name and Age	Position(s) with the Company and Subsidiary and Occupation for the Past Five Years

Kenneth D. Gibbons, 62	President, Chief Executive Officer and Director of the Company and Union Bank Morrisville, VT

Cynthia D. Borck, 58	Vice President and Director of the Company and Executive Vice President and Director of Union Bank Morrisville, VT (Retired effective June 30, 2008)

Marsha A. Mongeon, 53	Vice President, Treasurer and Chief Financial Officer of the Company and Senior Vice President and Treasurer of Union Bank Morrisville, VT

David S. Silverman, 48	Vice President of the Company and Senior Vice President and Senior Loan Officer of Union Bank Morrisville, VT

EXECUTIVE COMPENSATION

The following table sets forth for 2008 and 2007 the total remuneration for services in all capacities awarded to, earned by, or paid to the Company’s President and Chief Executive Officer, and its two other most highly compensated executive officers who were employed by the Company as of December 31, 2008:

2008 Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Options Awards ($) (1)	Nonqualified Deferred Compensation Earnings ($)(2)	All Other Compensation (3)	Total ($)

Kenneth D. Gibbons (4)	2008	$230,539	$24,375	$ 0	$24,631	$14,877	$294,422
President, Chief Executive	2007	221,672	31,601	3,580	30,651	13,237	300,741
Officer and Director of the
Company and Union Bank

Marsha A. Mongeon	2008	$122,700	$ 6,659	$ 0	$82,422	$ 3,791	$215,572
Vice President, Treasurer and	2007	118,000	6,501	448	2,046	3,735	130,730
Chief Financial Officer of the
Company and Senior Vice
President and Treasurer of
Union Bank

David S. Silverman	2008	$116,500	$6,474	$ 0	$ 0	$3,599	$126,573
Vice President of the Company	2007	112,000	6,335	448	0	3,550	122,333
and Senior Vice President and
Senior Loan Officer of
Union Bank

(1)

Represents the estimated weighted average grant date fair value of the 2007 option awards of $1.79 per share, calculated using the Black-Scholes model and assumptions which are the same as the value recognized for financial statement reporting purposes under SFAS 123R. See Note 19 to the Company’s 2008 financial statements. Stock options were granted on December 19, 2007 as follows: Kenneth D. Gibbons, 2,000 shares; Marsha A. Mongeon, 250 shares and David S. Silverman, 250 shares. The exercise or base price for each such option grant was $20.42 per share, which represented the closing price of the Company’s common stock on the date of grant as reported on the American Stock Exchange (the exchange on which the Company’s common stock was then listed). All options granted in 2007 became exercisable on December 19, 2008. No options were awarded during 2008.

(2)

Includes partial vesting under the 2008 Amended and Restated Nonqualified Deferred Compensation Plan resulting from voluntary salary deferrals and above market earnings on deferred compensation under that plan.

(3)	Includes Company match on 401(k) plan salary deferrals.
(4)	Company director’s fees of $7,977 for 2008 and $7,670 in 2007 are included in All Other Compensation for Mr. Gibbons. All fees were deferred into the Company’s Executive Nonqualified Excess Plan.

Stock-Based Compensation

The Company’s 2008 Incentive Stock Option Plan (the “Plan” or the “2008 Plan”) was adopted by the Board and approved by the shareholders at the 2008 Annual Meeting. The 2008 plan replaced a similar incentive stock option plan adopted in 1998, which expired last year (the “1998 Plan”). The purpose of the 2008 Plan, like the earlier 1998 Plan, is to link senior management compensation more closely to corporate performance and increases in shareholder value, and to assist the Company in attracting, retaining and motivating executive management. Eligible employees consist of only those senior officers and other key employees of the Company or the Bank who are in a position to contribute significantly to profitability and who are recommended by the Compensation Committee. The Compensation Committee administers the Plan.

Awards under the Plan consist of options to purchase shares of the Company’s common stock at a fixed price, at least equal to 100% of the fair market value of the shares on the day the option is granted. The options may be exercised for a period of time established by the Board at the time of the grant, but no longer than ten years from the date of option grant. The optionee may pay for the option shares with either cash or other shares of the Company’s common stock (valued at their fair market value), including shares withheld upon exercise of the option.

The options granted are subject to a one year vesting period before they become exercisable. All outstanding grants under the 1998 Plan expire five years after the date of grant or four years after they became exercisable. All outstanding grants are subject to early termination following the optionee’s termination of employment during the option period, and to early vesting if the individual retires, dies or is disabled.

Options granted under the 2008 Plan, like the outstanding grants under the 1998 Plan, must contain various provisions and limitations intended to qualify them as incentive stock options under federal income tax laws. Generally, the optionee will not recognize gain at the time the option is granted or exercised, but only upon later sale of the shares received upon exercise. The total number of shares of the Company’s common stock that could be awarded under the plan is 50,000, subject to standard adjustments in the case of stock dividends, stock splits, recapitalization and similar changes in the Company’s capitalization.

No options were granted during 2008 under the 2008 Plan nor under the 1998 Plan prior to its expiration. As of December 31, 2008, 10,000 options granted under the 1998 Plan remained outstanding and exercisable, with the last such options expiring in 2012.

In assessing the grant date values for option grants in 2007 under the 1998 Plan, as shown in the 2008 Summary Compensation Table above, readers should keep in mind that no matter what theoretical value is placed on a stock option on the date of grant, its ultimate value will be dependent on the market value of the Company’s stock at a future date and that value will in large part depend, in turn, on the efforts of the Company’s management team.

During 2008, no options were exercised. Option awards with respect to 6,000 shares were forfeited or expired during 2008.

The following table sets forth certain information regarding outstanding stock options under the 1998 Incentive Stock Option Plan held at December 31, 2008 by the three executive officers named in the 2008 Summary Compensation Table:

Outstanding Equity Awards at December 31, 2008

		Option Awards
Name		Number of Securities Underlying Unexercised Options – Exercisable (#)	Number of Securities Underlying Unexercised Options – Unexercisable (#)	Option Exercise Price ($) (1)	Option Expiration Date

Kenneth D. Gibbons		2,000	0	26.60	1/1/2009
		2,000	0	23.30	12/22/2010
		2,000	0	22.50	12/19/2011
		2,000	0	20.42	12/18/2012
	Total	8,000	0

Marsha A. Mongeon		250	0	26.60	1/1/2009
		250	0	23.30	12/22/2010
		250	0	22.50	12/19/2011
		250	0	20.42	12/18/2012
	Total	1,000	0

David S. Silverman		250	0	26.60	1/1/2009
		250	0	23.30	12/22/2010
		250	0	22.50	12/19/2011
		250	0	20.42	12/18/2012
	Total	1,000	0

(1)	Represents the closing price of the Company’s common stock on the date of grant, as reported on the American Stock Exchange (the exchange on which the Company’s common stock was then listed).

Defined Benefit Pension Plan

The Union Bank Defined Benefit Pension Plan covers all eligible employees of the Bank. Employees are eligible who are not classified as “summer” or “temporary” and who have completed more than 1,000 hours of service in a consecutive twelve month period. The plan is noncontributory, nondiscriminatory and nonconvertible. An employee generally becomes 100% vested in the plan after 7 years. The plan is designed to provide retirement benefits to all eligible employees and in certain instances would also provide a disability benefit. Benefits begin on retirement after age 65, although early retirement may be taken after age 55, with an actuarially reduced benefit. Mr. Gibbons is eligible for early retirement and his monthly life annuity payments if he had retired on December 31, 2008 would have been $7,227. Benefit calculations disregard any years of service over 20 (which Mr. Gibbons has exceeded) and are subject to the limitations under the Internal Revenue Code on the amount of compensation that may be considered in such calculations ($230,000 for 2008) and on the amount of the annual benefit payable under the plan

($185,000 for 2008). Covered compensation for purposes of the benefit calculations includes salary and cash bonuses, but not other forms of compensation. Employees choose the form of annuity payout at the point of retirement or disability and do not have the option of a lump sum payout. As of December 31, 2008, credited years of service under the plan for the purpose of benefit calculations for the three executive officers named in the 2008 Summary Compensation Table were as follows: Mr. Gibbons, 20 years (24 years of actual service); Ms. Mongeon, 19 years; and Mr. Silverman, 20 years (22 years of actual service).

Defined Contribution Pension Plan

Union Bank maintains a contributory, tax qualified Employee Savings (401(k)) and Profit Sharing Plan covering all employees who meet certain eligibility requirements. Participants may elect to contribute up to the IRS maximum dollar amount limitations of their eligible compensation to their 401(k) plan account on a tax deferred basis. The plan provides for matching contributions by Union Bank, in the sole discretion of the Bank’s Board of Directors. During 2008, Union Bank made a discretionary 401(k) matching contribution of fifty cents for every dollar of compensation deferred by the participant, up to 6% of each participant’s eligible compensation. Discretionary matching contributions made for the account of the three executive officers named in the 2008 Summary Compensation Table are included in the table under “All Other Compensation.” Although the plan also contains a discretionary profit sharing component, to date Union Bank has not elected to make a profit sharing contribution under the plan.

Deferred Compensation Plans

Union Bankshares, Inc. and Union Bank sponsor two nonqualified deferred compensation plans for Directors and certain key officers. Promised benefits under the plans are general unsecured obligations of the Company and/or the Bank. No assets of the Company have been segregated to meet its obligations under the plans. However, the Company has purchased life insurance and mutual funds to fund substantially all of the benefit payments under the plans. As of December 31, 2008, all executive officers named in the 2008 Summary Compensation Table were participants in at least one of the plans.

The Company’s old Nonqualified Deferred Compensation Plan was a defined benefit plan which was frozen in 1998 to new participants and in 2004 to additional deferrals. The old plan was amended and restated in 2008 in order to comply with the provisions of Section 409A of the Internal Revenue Code, added by the American Jobs Creation Act of 2004. Two nonemployee Directors and two executive officers are participants in the plan and are entitled to future annual payments under the plan. Above market earnings from the plan are included in the 2008 Summary Compensation Table.

The Company’s Executive Nonqualified Excess Plan was adopted in 2006 and amended in 2008 to conform payout options available under both deferred compensation plans. The plan is a defined contribution plan to provide a means for participants to elect to defer receipt of current compensation from the Company or the Bank in order to provide retirement or other benefits as selected in the individual adoption agreements. Participants may select among designated reference investments consisting of investment funds, with the performance of the participant’s account mirroring the selected reference investment. Distributions are made only upon a qualifying distribution event, which may include a separation from service, death, disability or unforeseeable emergency or (in the case of distributions from an in-service withdrawal account or education funding account) upon a date specified in the participant’s deferral election form. The plan is intended to comply with provisions of Section 409A of the Internal Revenue Code.

INDEPENDENT AUDITORS

The independent registered accounting firm of UHY LLP (“UHY”) has served as the Company’s independent auditor since its first appointment by the Audit Committee on November 17, 2004.

A representative of UHY will be present at the annual meeting and will be given the opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

Through the date of this proxy statement filing, UHY had a continuing relationship with UHY Advisors NY, Inc. (“Advisors”) from which it leased auditing staff who were full-time, permanent employees of Advisors and through which UHY’s partners provide nonaudit services. UHY has only a few full-time employees. Therefore, few, if any, of the audit services performed were provided by permanent full-time employees of UHY. UHY manages and supervises the audit services and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

In January, 2009, the Audit Committee of the Company’s Board of Directors, with the full concurrence of the Board of Directors, approved engaging the accounting firm of Berry, Dunn, McNeil & Parker, (“BDMP”) as independent accountants for the Company for 2009. BDMP accepted the appointment in April, 2009, following completion of their standard engagement acceptance procedures. A representative of BDMP will attend the annual meeting and will have the opportunity to make a statement if she so desires and will be available to respond to appropriate questions.

During the Company’s two most recent fiscal years and the subsequent interim period in 2009, neither the Company nor anyone on its behalf has consulted with BDMP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was the subject of a disagreement within the meaning of Item 304 (a)(1)(iv) of SEC Regulation S-K, or (iv) any reportable event within the meaning of Item 304 (a)(1)(v) of SEC Regulation S-K.

The reports of UHY LLP on the financial statements of the Company for the years ended December 31, 2008 and 2007 did not contain either an adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

The Company had no disagreements with UHY LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the two most recent fiscal years or the subsequent interim period, which if not resolved to the satisfaction of UHY LLP would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years.

There were no reportable events within the meaning of Item 304 (a)(1)(v) of SEC Regulation S-K during the two most recent fiscal years or the subsequent interim period in 2009.

Audit Fees

Aggregate fees billed for professional services rendered to the Company by UHY and/or Advisors for the years ended December 31, 2008 and 2007, were as follows:

Services Provided	2008	2007

Audit	$ 96,133	$ 85,609
Audit Related	10,180	14,836
Tax	9,290	10,478
All Other	1,651	0
Total	$117,254	$110,923

The Audit fees for each of the two years shown in the table were for the audits of the annual consolidated financial statements of the Company included in the Company’s annual report on Form 10-K and review of quarterly financial statements included in the Company’s quarterly reports on Form 10-Q, filed with the SEC.

The Audit Related fees for each of the two years shown in the table were for assurance and related services relating to Union Bank’s trust operations. Audit related fees for 2007 also included fees paid for assistance relating to implementation of various provisions of the Sarbanes-Oxley Act of 2002 and attendance at the annual shareholders’ meeting.

Tax fees for each of the two years shown in the table were for services related to tax compliance, including the preparation of tax returns, review of estimates, consulting and tax planning, and tax advice.

All Other fees for 2008 shown in the table were for services related to the amendment of the Company’s two nonqualified deferred compensation plans and to the change in auditors for 2009.

Audit Committee Preapproval Guidelines

All audit and nonaudit services provided by UHY or Advisors during the preceding two fiscal years were approved in advance by the Audit Committee. The Audit Committee has adopted Preapproval Guidelines relating to the provision of audit and nonaudit services by the Company’s external auditors. Under these Guidelines, the Audit Committee preapproves both the type of services to be provided by the external auditor and the estimated fees related to these services. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the auditor. The services and fees must be compatible with the maintenance of the auditor’s independence, including compliance with SEC rules and regulations.

In order to ensure timely review and approval, the Committee has delegated to the Chair of the Committee the authority to amend or modify the list of preapproved services and fees, subject to prompt reporting to the full Committee of action taken pursuant to such delegated authority.

SHAREHOLDER PROPOSALS

Under SEC rules, management of the Company will be permitted to use its discretionary authority conferred in the proxy card for the annual meeting to vote on a shareholder proposal even if the proposal has not been discussed in the Company’s proxy statement, unless the shareholder-proponent has given timely notice to the Company of his or her intention to present the proposal at the meeting. In order to be considered timely for consideration at the 2010 annual meeting, the shareholder-proponent must have furnished written notice to the Company of the proposal no later than March 3, 2010. If timely notice is received, the Company may exercise its discretionary authority under the proxy in connection with such proposal only if otherwise permitted to do so under applicable SEC rules.

There is a separate process under SEC rules, with an earlier notification deadline, if a shareholder seeks to have his or her proposal included in the Company’s proxy materials for the annual meeting. In order to be eligible for inclusion in the Company’s proxy material for the 2010 annual meeting, shareholder proposals must be submitted in writing to the Secretary of the Company no later than December 18, 2009 and must comply in all respects with applicable SEC rules relating to such inclusion. Any such proposal will be omitted from or included in the proxy material at the discretion of the Board of Directors, subject to such SEC rules.

OTHER MATTERS

As of the date of this proxy statement, management knows of no business expected to be presented for action at the annual meeting, except as set forth above. If, however, any other business should properly come before the meeting, the persons named in the enclosed proxy form will vote in accordance with the recommendations of management.

Union Bankshares, Inc.

Morrisville, Vermont

APPENDIX A

Union Bankshares, Inc

Audit Committee Charter

PURPOSE

The Audit Committee (Committee) shall assist the Board of Directors (Board) with its oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditors.

Although the Committee has the oversight responsibilities and powers set forth in this Charter, it does not have a duty to prepare financial statements, to conduct audits, or determine that the Company’s financial statements and disclosures are complete and accurate and in accordance with Generally Accepted Accounting Principles (GAAP) or laws and regulations. Those are the duties and responsibilities of management and the independent auditors.

COMPOSITION

The Committee shall consist of at least three directors appointed annually by a resolution passed by a majority of the Board and each of whom shall satisfy the independence and qualification requirements established by the Securities and Exchange Commission (SEC) and the NASDAQ. All members should be financially sophisticated and at least one member of the Committee shall qualify as a “financial expert” as defined by the SEC. The Committee shall meet at least quarterly or more frequently as necessary, shall keep minutes of its proceedings, and shall report regularly to the Board of Directors.

DUTIES AND RESPONSIBILITIES

In carrying out its purposes, the Committee shall have the following duties, responsibilities and authority:

Financial Reporting

•

Annually, review and ratify the Disclosure Control Committee Charter.

•

Prior to release, review and approve the quarterly press release on earnings.

•

Review with management and the independent auditor the Company’s Form 10-K prior to filing with the SEC but after review of the Disclosure Control Committee, legal counsel and independent auditor, including the annual financial statements and disclosures contained therein, as well as any certification, report, opinion or review rendered by management or the independent auditor in connection with the foregoing.

•

Review Company’s proposed quarterly report on Form 10-Q prior to filing with the SEC but after review of the Disclosure Control Committee, legal counsel and independent auditor, including the financial statements and disclosures contained therein, as well as any certification, report, opinion or review rendered by management or the independent auditor in connection with the preparation and certification of the foregoing.

A—1

•

Review current reports (Form 8-K) to be filed with the SEC.

•

Submit the report that is required of the Committee by the rules of the SEC to be included in the Company’s annual proxy statement.

•

Prior to filing the Company’s annual report with the SEC, review with the independent auditor (i) critical accounting and financial reporting policies and practices used by the Company; (ii) alternative treatments of financial information as permitted by Generally Accepted Accounting principles (GAAP) that have been discussed with the management of the Company, including the ramifications of such alternative treatments and the proper disclosure thereof, as well as any treatment of such financial information that may have been preferred by the independent auditors (iii) other material written communications between the independent auditor and management and (iv) other communications as required by the Statement on Auditing Standards No. 61.

•

Meet separately, at least annually, or more frequently as appropriate, with management, the internal auditor, and the external auditor.

The Independent Auditor

•

Appoint, compensate and oversee the work of the independent auditor for the Company in connection with the preparation and issuance of any audit report or related work including a review of the proposed scope of such work; and review and resolve any disputes between management and the independent auditor. The Committee shall also have the authority to terminate the engagement of the independent auditor as it deems necessary or appropriate. The independent auditor shall report directly to the Audit Committee.

•

Serve as the channel of communication between the independent auditor and the Board.

•

Review the qualifications and performance of the independent auditor, and evaluate the independence of the independent auditor, including any potential conflicts of interest that may exist between the Company and the independent auditor. The Committee shall obtain annually written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and shall discuss with the independent auditor the independent auditor’s independence. Review the policies governing the hiring of individuals who are or have been a part of the independent audit engagement team.

•

Review any significant written communication between the management of the Company and the independent auditor including, without limitation, the independent auditor’s observation on internal control matters, management letters, and schedule of unadjusted differences, if any, or any other audit problems or difficulties as well as management’s response.

•

Preapprove any nonaudit services performed on behalf of the Company by the independent auditor that are not prohibited by law or regulation and ensure that such services are properly disclosed by the Company.

A—2

Internal Audit

•

Oversee the selection of the internal auditor and review his/her performance and compensation annually. The internal auditor shall report functionally to the Committee and administratively to the Chief Executive Officer.

•

Oversee the internal audit department’s staffing, training, and budget.

•

Annually review and approve the internal audit plan and any material changes to audit methodology.

•

Review significant findings of the internal audit department, and management’s responses to those findings, including the risk attributed to unresolved issues.

Internal Controls and Procedures

•

Annually review with management and the independent auditor, the basis for disclosures made in the annual report to stockholders regarding the control environment of the Company.

•

At least annually consider, in consultation with management, the independent auditor, and the internal auditor, the adequacy of the Company’s internal controls including the resolution of identified significant deficiencies and material weaknesses, if any.

•

Review deficiencies, if any, identified by management in the design and operation of internal controls which may be referred to in the Chief Executive Officer and Chief Financial Officer certifications required by the Sarbanes-Oxley Act of 2002.

•

Periodically, as appropriate, review policies and procedures with respect to risk assessment and risk management.

Other Duties

•

Establish and ensure that procedures are in place for (i) the receipt, retention and treatment of complaints received by the Company from any source, either internally or externally, in connection with any accounting, internal accounting controls, or audit matters, and (ii) the submission by employees of the Company, on a confidential and anonymous basis, of communications involving any employee concerns regarding questionable accounting or auditing matters.

•

Review any related party transactions in accordance with Union Bankshares, Inc. Related Person Transactions Approval Policy.

•

Annually review the adequacy of this Charter and recommend any proposed changes to the Board for approval.

•

The Committee shall have such other duties as the Board may delegate to the Committee from time to time.

A—3

RESOURCES AND AUTHORITY

The Committee shall also have the authority to direct an investigation into any matter related to the Company’s business and affairs. The Committee may also retain without approval from the Board or management its own outside counsel and any other advisors that the Committee deems necessary in connection with carrying out its duties. This does not preclude advice from internal counsel or the Company’s’ outside counsel. The Committee shall determine, in its sole discretion, the level of funding to compensate the independent auditor and any counsel or advisor employed by the Committee and the Company shall be obligated to make such funding available.

A—4

APPENDIX B

Union Bankshares, Inc.

Compensation Committee Charter

PURPOSE

The Compensation Committee (Committee) shall assist the Board of Directors (Board) by analyzing and making recommendations regarding compensation and benefits for the Company’s Executive Officers and certain other senior officers of the Company’s subsidiary, Union Bank. As used in this Charter, “compensation” shall include (1) annual base salary; (2) annual bonus; (3) stock-based compensation; (4) nonqualified deferred compensation plans or other retirement plans; and (5) any other payments, benefits and/or perquisites provided pursuant to employment with the Company and/or its subsidiary, severance agreements, and change in control or similar agreements.

COMPOSITION

The Committee shall consist of at least three directors appointed annually by a majority of the Board and each of whom shall satisfy the independence and qualification requirements established by the Securities and Exchange Commission (SEC) and the American Stock Exchange (AMEX) or any other exchange on which we may be listed, and meet the requirements for nonemployee directors under SEC rule 16b-3. The Committee shall meet semiannually or more frequently as necessary, shall keep minutes of its proceedings, and shall report regularly to the Board. The Committee may meet by phone and may take action by written consent.

DUTIES AND RESPONSIBILITIES

In carrying out its responsibilities, the Committee may solicit input from various members of management, and/or from outside consultants, financial, legal, human resources and other advisors, but the responsibility and authority to make recommendations to the Board of the Company remains with the Committee.

The Company does not currently have any employees at the holding company level. The Named Executive Officers (NEOs), other officers and employees all receive compensation in their capacity as employees of the Company’s subsidiary, Union Bank. The Board of Directors of Union Bank implements the Committee’s recommendations on compensation of NEOs and certain senior officers, other than stock-based compensation and directors fees.

The Committee shall have the following duties, responsibilities and authority:

•

Evaluate and recommend to the Board appropriate policies and decisions relative to the CEO, other Named Executive Officers (NEOs) and certain senior officer salaries, benefits, bonus, incentive, severance, and stock-based or other compensation plans;

•

May administer the stock-based compensation plan established by the Board of Directors;

•

Determine the appropriateness of utilizing change of control, covenants not to compete and employee contractual agreements, and make recommendations to the Board regarding material terms thereof, as applicable;

B—1

•

Review Company and individual performance of covered senior staff in order to determine appropriate recommendations to the Board regarding salary increases, cash bonuses, and other company benefits;

•

Review current peer compensation and benefit data from independent surveys of peer relevant financial institutions;

•

Review executive compensation disclosures and prepare the annual Compensation Committee report for inclusion in the Company’s proxy statement;

•

Make recommendations to the Board regarding the grant of stock options, including recommendations as to designation of grantees and the number of options awarded to each grantee;

•

Review all other compensation components, including retirement plans and benefits, in order to attract and retain the executive officers of the Company and subsidiary;

•

Meet more frequently, as needed, with management;

•

Delegate to the Chairman or an individual member certain tasks;

•

Periodic review of Directors’ fees, retainers, committee fees and benefits;

•

Annually review the adequacy of this Charter and recommend any proposed changes to the Board for approval; and

•

The Committee shall have such other duties as the Board may delegate to the Committee from time to time.

Adopted by Board of Directors: April 2, 2008

B—2

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY Union Bankshares, Inc.
ANNUAL MEETING OF SHAREHOLDERS MAY 20, 2009			1.	TO FIX THE NUMBER OF DIRECTORS AT NINE (OR SUCH LESSER NUMBER AS CIRCUMSTANCES MAY WARRANT) FOR THE ENSUING YEAR AND TO ELECT THE NOMINEES LISTED BELOW. (All terms expire at the next annual meeting.)	For ☐	With- hold ☐	For All Except ☐

The undersigned hereby appoints JoAnn A. Tallman and Marsha A. Mongeon, and each of them individually, as his or her lawful agents and proxies with full power of substitution in each, to vote all of the common stock of Union Bankshares, Inc. that the undersigned is (are) entitled to vote at the Annual Meeting of the Shareholders to be held at the offices of Union Bank, 20 Lower Main Street, Morrisville, Vermont on Wednesday, May 20, 2009, at 3:00 p.m., local time, and at any adjournment thereof.

				Cynthia D. Borck Steven J. Bourgeois Kenneth D. Gibbons	Franklin G. Hovey, II Richard C. Marron Robert P. Rollins	Richard C. Sargent John H. Steel Schuyler W. Sweet
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

In their discretion, the persons named as Proxies are authorized to vote upon such other business as may properly come before the meeting. If any such business is presented, it is the intention of the proxies to vote the shares represented hereby in accordance with the recommendations of management.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. THE BOARD RECOMMENDS A VOTE "FOR" ARTICLE 1. SHARES WILL BE VOTED AS SPECIFIED. IF THE PROXY IS SIGNED AND DATED, BUT NO VOTING SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF ARTICLE 1.

Please be sure to date and sign this proxy card in the box below.		Date
Shareholder sign above Co-holder (if any) sign above			PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.		☐

Detach above card, sign, date and mail in postage paid envelope provided.

Union Bankshares, Inc.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD IN THE SPACE PROVIDED AND RETURN IT IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

Please sign exactly as your name(s) appear(s) on this proxy card. If shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, guardian, or other representative capacity, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or entity, please sign in partnership or entity name by authorized person.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.